Exhibit 99.1 FirstEnergy A Renewed and Regulated Focus Charles E. Jones, President and CEO EEI Financial Conference San Francisco, CA November 2018

Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "target," "will," "intend," “believe,” "project," “estimate," "plan" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the ability to successfully execute an exit of commodity-based generation that minimizes cash outflows and associated liabilities, including, without limitation, the losses, guarantees, claims and other obligations of FirstEnergy Corp. (FE), together with its consolidated subsidiaries (FirstEnergy), as such relate to the entities previously consolidated into FirstEnergy, including FirstEnergy Solutions Corp. (FES), its subsidiaries, and FirstEnergy Nuclear Operating Company (FENOC), which have filed for bankruptcy protection (FES Bankruptcy); the risks that conditions to the definitive settlement agreement with respect to the FES Bankruptcy may not be met or that the settlement agreement may not be otherwise consummated, and if so, the potential for litigation and payment demands against FirstEnergy by FES, FENOC or their creditors; the risks associated with the FES Bankruptcy that could adversely affect FirstEnergy, its liquidity or results of operations; the accomplishment of our regulatory and operational goals in connection with our transmission and distribution investment plans; changes in assumptions regarding economic conditions within our territories, assessment of the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; the ability to accomplish or realize anticipated benefits from strategic and financial goals, including, but not limited to, our strategy to operate as a fully regulated business and to grow the Regulated Distribution and Regulated Transmission segments to continue to reduce costs through FE Tomorrow, FirstEnergy’s initiative launched in late 2016 to identify its optimal organizational structure and properly align corporate costs and systems to efficiently support a fully regulated company going forward, and other initiatives, and to improve our credit metrics and strengthen our balance sheet; the risks and uncertainties associated with litigation, arbitration, mediation and like proceedings; the uncertainties associated with the sale, transfer or deactivation of our remaining commodity-based generating units, including the impact on vendor commitments, and as it relates to the reliability of the transmission grid, the timing thereof; the uncertainty of the timing and amounts of the capital expenditures that may arise in connection with any litigation, including New Source Review litigation, or potential regulatory initiatives or rulemakings; changes in customers' demand for power, including, but not limited to, changes resulting from the implementation of state and federal energy efficiency and peak demand reduction mandates; economic and weather conditions affecting future sales, margins and operations, such as significant weather events, and all associated regulatory events or actions; changes in national and regional economic conditions affecting FirstEnergy and/or our major industrial and commercial customers, and other counterparties with which we do business; the impact of labor disruptions by our unionized workforce; the risks associated with cyber-attacks and other disruptions to our information technology system that may compromise our generation, transmission and/or distribution services and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information regarding our business, employees, shareholders, customers, suppliers, business partners and other individuals in our data centers and on our networks; the impact of the regulatory process and resulting outcomes on the matters at the federal level and in the various states in which we do business, including, but not limited to, matters related to rates; the impact of the federal regulatory process on Federal Energy Regulatory Commission (FERC) regulated entities and transactions, in particular FERC regulation of PJM Interconnection, L.L.C. (PJM) wholesale energy and capacity markets and cost-of-service rates, as well as FERC’s compliance and enforcement activity, including compliance and enforcement activity related to North American Electric Reliability Corporation’s mandatory reliability standards; the uncertainties of various cost recovery and cost allocation issues resulting from American Transmission Systems, Incorporated's realignment into PJM; the ability to comply with applicable state and federal reliability standards and energy efficiency and peak demand reduction mandates; other legislative and regulatory changes, including the federal administration's required review and potential revision of environmental requirements, including, but not limited to, the effects of the United States Environmental Protection Agency's Clean Power Plan, Coal Combustion Residuals, and Cross State Air Pollution Rule programs, including our estimated costs of compliance, Clean Water Act (CWA) waste water effluent limitations for power plants, and CWA 316(b) water intake regulation; changing market conditions that could affect the measurement of certain liabilities and the value of assets held in our pension trusts and other trust funds, and cause us and/or our subsidiaries to make additional contributions sooner, or in amounts that are larger, than currently anticipated; the impact of changes to significant accounting policies; the impact of any changes in tax laws or regulations, including the Tax Cuts and Jobs Act, adopted December 22, 2017, or adverse tax audit results or rulings; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us and our subsidiaries; actions that may be taken by credit rating agencies that could negatively affect us and/or our subsidiaries’ access to financing, increase the costs thereof, letters of credit and other financial guarantees, and the impact of these events on the financial condition and liquidity of FE and/or its subsidiaries; issues concerning the stability of domestic and foreign financial institutions and counterparties with which we do business; and the risks and other factors discussed from time to time in our United States Securities and Exchange Commission (SEC) filings, and other similar factors. Dividends declared from time to time on FE's common stock, and thereby on FE's preferred stock, during any period may in the aggregate vary from prior periods due to circumstances considered by FE's Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in our filings with the SEC, including but not limited to the most recent Quarterly Report on Form 10-Q, which risk factors supersede and replace the risk factors contained in the Annual Report on Form 10-K and previous Quarterly Reports on Form 10-Q, and any subsequent Current Reports on Form 8-K. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on our business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. We expressly disclaim any obligation to update or revise, except as required by law, any forward-looking statements contained herein as a result of new information, future events or otherwise. EEI Financial Conference November 2018 2

Non-GAAP Financial Matters This presentation contains references to non-GAAP financial measures including, among others, Operating earnings (loss), Operating earnings (loss) per share, Operating earnings (loss) per share by segment, funds from operations and free cash flow. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States (GAAP). Operating earnings (loss), Operating earnings (loss) per share and Operating earnings (loss) per share by segment are not calculated in accordance with GAAP to the extent they exclude the impact of “special items.” Special items represent charges incurred or benefits realized that management believes are not indicative of, or may obscure trends useful in evaluating the company’s ongoing core activities and results of operations or otherwise warrant separate classification. Special items also reflect the adjustment to include the full impact of share dilution from the $2.5 billion equity issuance in January 2018. Special items are not necessarily non-recurring. FirstEnergy Corp. (FE or the Company) management cannot estimate on a forward-looking basis the impact of these items in the context of Operating earnings (loss) per share growth projections because these items, which could be significant, are difficult to predict and may be highly variable. Consequently, the Company is unable to reconcile Operating earnings (loss) per share growth projections (i.e. CAGR) to a GAAP measure without unreasonable effort. Operating earnings (loss) per share and Operating earnings (loss) per share by segment are calculated by dividing Operating earnings (loss), which excludes special items as discussed above, for the periods presented in 2018 by 538 million shares and by 540 million shares for 2019, which reflect the full impact of share dilution from the equity issuance in January 2018. Beginning in 2018, Regulated operating (non-GAAP) earnings (loss), Regulated operating earnings (loss) per share, and Regulated operating earnings (loss) per share by segment, which were non-GAAP financial measures used in the guidance provided in February 2018, are now referred to as Operating earnings (loss), Operating earnings (loss) per share, and Operating earnings (loss) per share by segment, respectively. Management uses non-GAAP financial measures such as Operating earnings (loss) and Operating earnings (loss) per share, funds from operation, and free cash flow to evaluate the company’s performance and manage its operations and frequently references these non-GAAP financial measures in its decision-making, using them to facilitate historical and ongoing performance comparisons. Additionally, management uses Operating earnings (loss) per share by segment to further evaluate the company’s performance by segment and references this non-GAAP financial measure in its decision-making. Management believes that the non-GAAP financial measures of Operating earnings (loss), Operating earnings (loss) per share and Operating earnings (loss) per share by segment provide consistent and comparable measures of performance of its businesses on an ongoing basis. Management also believes that such measures are useful to shareholders and other interested parties to understand performance trends and evaluate the company against its peer group by presenting period-over-period operating results without the effect of certain charges or benefits that may not be consistent or comparable across periods or across the company’s peer group. All of these non-GAAP financial measures are intended to complement, and are not considered as alternatives to, the most directly comparable GAAP financial measures. Also, the non-GAAP financial measures may not be comparable to similarly titled measures used by other entities. Pursuant to the requirements of Regulation G, FirstEnergy has provided, where possible without unreasonable effort, quantitative reconciliations within this presentation of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Refer to appendix slides 19-20. FES/FENOC Deconsolidation As a result of the bankruptcy filings, FirstEnergy Solutions Corp. (FES), its subsidiaries and FirstEnergy Nuclear Operating Company (FENOC) were deconsolidated from FE’s consolidated financial statements as of March 31, 2018. Additionally, the operating results of FES and FENOC, as well as Bay Shore Power Company (BSPC) and the majority of Allegheny Energy Supply, LLC (AE Supply) that are subject to completed or pending asset sales and transfers, collectively representing substantially all of FE’s operations that previously comprised the Competitive Energy Services (CES) reportable operating segment, are presented as discontinued operations in Corporate/Other. During the third quarter of 2018, the Pleasants Power Station was also reclassified to discontinued operations. The remaining business activities that previously comprised the CES reportable operating segment were not material, and as such, have been combined into Corporate/Other for reporting purposes. The external segment reporting is consistent with the internal financial reports used by FE’s Chief Executive Officer (its chief operating decision maker) to regularly assess performance of the business and allocate resources. EEI Financial Conference November 2018 3

Agenda

- FirstEnergy Overview
- 2018 Achievements
- Regulated Investments
  - Transmission
  - Distribution
- EmT and ESG Vision
- FE Tomorrow Update
- 2019 Guidance and Value Proposition
- Closing Remarks / Q&A


6M
CUSTOMERS
STRATEGY
ORGANIC GROWTH OPPORTUNITIES
RESILIENCY
D&I
SAFETY FIRST
ETF
INVESTMENT GRADE
EXECUTION
RELIABILITY
TRANSMISSION
REGULATED
DIVIDEND GROWTH
CAGR
FORMULA RATES
DISTRIBUTION
ESG
6 STATES
FORWARD-THINKING
COMMUNITY
PROVEN TRACK RECORD

FIRSTENERGY EEI Financial Conference November 2018 4

FirstEnergy Overview OUR MISSION We are a forward-thinking electric utility powered by a diverse team of employees committed to making customers’ lives brighter, the environment better and our communities stronger. Regulated Plants 230, 345 and 500 kV Transmission Lines Utility footprint $39B ~6 Million ~3,800 MW ~24,500 Miles Total Assets (9/30/2018) Total Customers Regulated Generation Transmission Lines EEI Financial Conference November 2018 5

2018 Achievements

Regulated Growth Plan

JANUARY
$2.5B equity issuance and Restructuring Working Group

FEBRUARY
Published 2018-2021 Financial Guidance ("Unlocking the Future")

JULY
Filed JCP&L Reliability Plus infrastructure investment plan

AUGUST
Filed distribution rate case at Pot-ED (MD)

S&P upgraded FE's issuer credit ratings to BBB from BBB-

SEPTEMBER
Announced new organizational structure (FE Tomorrow)

NOVEMBER
Grid Mod (DPM)/TCJA settlement in OH

Fitch revised credit outlook to positive

FES/FENOC Restructuring

MARCH
FES/FENOC Chapter 11 bankruptcy filing

APRIL
FE agreement-in-principle with two ad hoc groups of key FES creditors

JULY
FE agreement-in-principle, which also added FES/FENOC and the Unsecured Creditors Committee

AUGUST
FE definitive settlement agreement, filed with bankruptcy court

SEPTEMBER
Bankruptcy court approved settlement

Achieved significant milestones necessary to complete our transition to a fully regulated utility

FIRSTENERGY EEI Financial Conference November 2018 6

Investing for Growth in Transmission $ Planned capital investment of $ 4.7 up to $1.2B per year 2018 thru 2021 20B+ BILLION FUTURE Expected rate base CAGR (2018-2021) at OPPORTUNITIES our three formula rate transmission beyond 2021… 11% companies (ATSI, TrAIL, MAIT) Of our planned transmission investment is recoverable 80%+ through formula rate mechanisms Upgrading the condition/health of the system, improving system performance, increasing automation and communication, adding system capacity and improving customer reliability EEI Financial Conference November 2018 7

Energizing the Future Facts and Customer Benefits EEI Financial Conference November 2018 8

Investing for Growth in Distribution Planned capital investment of $1.6B in 2018 and up to $1.7B per $6.2-$6.7 BILLION CUSTOMER year, 2019 thru 2021 SERVICE ORIENTED GROWTH Expected rate base CAGR (2018-2021) for our regulated distribution utilities 5% Of our planned distribution investment is recoverable through formula rate mechanisms ~40% As part of our Emerging Technologies focus, we have proposed grid modernization initiatives that will reduce outages and strengthen the system, preparing for the grid of the future EEI Financial Conference November 2018 9

Emerging Technologies (EmT) Focused on our Customers, Energized by Our Employees Empower: Customers through personalized solutions ■ Limited initial investments ■ Services focused OPPORTUNITIES: Your FirstEnergy As a Service, Distributed Energy Resource Aggregator Expand: Sustainable solutions for a better environment ■ Potential to grow over time with proven successes and new opportunities ■ Solutions focused OPPORTUNITIES: Plug-in Electric Vehicles for All, Solar Program Enable: Grid of the future while enhancing safety, reliability, and resiliency ■ Foundational and necessary for the Grid of the Future ■ Infrastructure intensive OPPORTUNITIES: Distribution Grid of the Future, Microgrids, Ohio Grid Mod(DPM), PA LTIIP, NJ IIP EEI Financial Conference November 2018 10

Environmental, Social, Governance (ESG) We are a forward-thinking electric utility powered by a diverse team of employees committed to making customers’ lives brighter, the environment better and our communities stronger. Build a sustainable business with… FE has a strong Diverse Team of Customers’ Environment Communities foundation of new and Employees Lives Brighter Better Stronger expanded initiatives we will use as building blocks for an ongoing ESG strategy • Emerging Technologies Social and Environmental and Social • Employee Engagement • Internal Operations • Targeted Giving / • Expanded Diversity & • Performance-Based • Renewable Adoption Engagement Inclusion Initiatives • Charitable Impact Measurement Our Board of Directors will oversee our Transparency Accountability ongoing ESG strategy Governance Built upon the pillars of our mission statement, our ESG Strategy delivers on these opportunities and unlocks potential growth for our stakeholders EEI Financial Conference November 2018 11

FE Tomorrow Update

Right-sizing Shared Service Organization

- Cost reductions ~$300M related to the support of the competitive business
  - Reduces 1/3 of Shared Services costs beginning 2019
- Implemented VERP to offset nearly 500 positions and eliminated over 200 open positions
- FE committed to make services available to FES through June 2020 – costs will be reimbursed beginning November 2018 through Amended Shared Service Agreement

Incremental Shared Service Savings

- Identified ~$85M of savings in 2019
  - ~$50M reduction of O&M and Interest
  - ~$35M reduction of Capital
- Reduced the shared service organization headcount by 40% and cut expenses by 43%
- Operating expenses associated with our shared services organization benchmark solidly within the top quartile of our industry

Achieved leaner management structure with 44% fewer leadership positions

FE Tomorrow cost reduction initiatives support 6%-8% Operating (non-GAAP) EPS CAGR projection

See slide 3

FIRSTENERGY EEI Financial Conference November 2018 12

2018-2019 Operating EPS Guidance + Increased wires revenues + Transmission rate base growth + FE Tomorrow savings + Lower effective tax rate $2.60/sh $2.55/sh + 2019 midpoint 2018 revised midpoint $2.45 – $2.75 $2.50 – $2.60 range (1) range (2) - – Higher depreciation – Higher general taxes +8% $2.40/sh y-o-y growth 2018 original midpoint (1) from original midpoint Raised and narrowed 2018 range to $2.50 - $2.60 and announcing full year 2019 guidance range of $2.45 - $2.75 (1) Guidance midpoint is based on fully diluted shares of 538M in 2018 and 540M in 2019. See slide 3. (2) Please see slide 19 for the GAAP to Non-GAAP reconciliation for 2018 revised guidance EEI Financial Conference November 2018 13

2018-2021 Operating EPS CAGR Affirming our 6% - 8% operating EPS CAGR target 6% - 8% Growth (excludes Ohio DMR) $2.15 + T&D growth opportunities + Organic utility growth + FE Tomorrow initiatives 2018F Original – Depreciation and general taxes 2021F Guidance Midpoint Load growth (excluding Ohio DMR) – – Residential – Commercial 538M Fully Diluted + Industrial 545M Avg. Shares Shares Outstanding EEI Financial Conference November 2018 14

Dividend Policy ■ On November 9, 2018, The Board of Directors approved a dividend policy ■ Effective beginning with the March 1, 2019 dividend: – A $0.02 per share increase; quarterly dividend will be $0.38 per share or $1.52 annualized per share in 2019 (1) $0.38 + 55-65% per share 6% Resuming dividend growth enables enhanced shareholder returns while continuing substantial regulated investments (1) Dividend payments are subject to declaration by the Board of Directors; future dividend decisions determined by the Board based on earnings growth, cash flows, credit metrics, and other business conditions EEI Financial Conference November 2018 15

FE's Value Proposition

NYSE Ticker: FE

A premier customer-focused, pure-play regulated utility

Driving sustainable, long-term regulated earnings growth and a competitive dividend	Improving balance sheet with investment-grade credit ratings

- 10 distribution utilities, 6M customers, 6 states
- 3 FERC-regulated transmission utilities on formula rates
- Significant organic growth opportunities

6% – 8%
Operating EPS CAGR Target 2018-2021

5% Distribution Segment Rate Base CAGR	11% Formula Transmission Rate Base CAGR
55%-65% **Targeted Dividend Payout Ratio**	~4% **Current Dividend Yield**

- Proven track record of operational execution
- Strong relationships in constructive jurisdictions
- Focused on customer satisfaction and reliability

FIRSTENERGY EEI Financial Conference November 2018 16

Appendix EEI Financial Conference November 2018 17

2019 Operating EPS[1] Guidance

Projecting 8% weather-adjusted, year-over-year Operating EPS growth



$2.55
$0.75
$0.15
$2.22
($0.57)

2018F Revised Operating EPS Midpoint
(538M fully diluted shares)

2019 Operating EPS Guidance Range	
Regulated Distribution	$2.16 – $2.36
Regulated Transmission	$0.81 – $0.89
Corp / Other	($0.52) – ($0.50)
	$2.45 – $2.75

Transmission +$0.10	Rate base growth	+
Distribution ($0.11)	Wires Revenue	+
	FE Tomorrow	+
	Weather	-
	Depreciation/General Taxes	-
Corp/Other +$0.06	Effective Income Tax Rate (ETR)	+
	FE Tomorrow	+

■ Regulated Distribution ■ Regulated Transmission
RD: 2018 Weather/ Rate True-up ■ Corp/Other



$2.60
$0.85
$2.26
($0.51)

2019F Operating EPS Midpoint
(540M fully diluted shares)

[1] 2019 operating (non-GAAP) earnings guidance of $2.45 to $2.75 per share is based on forecasted GAAP net income of $1,320M - $1,485M and fully diluted shares 540M. Forecasted net income (loss) ranges by segment are as follows: $1,165M - $1,275M for Regulated Distribution, $435M - $480M for Regulated Transmission, and ($280M) - ($270M) for Corporate/Other. See Slide 3.

Note: 2019F ETRs: Regulated Distribution/Regulated Transmission 23-25%, Consolidated ~23-25%
2018F ETRs: Regulated Distribution/Regulated Transmission 23-25%, Consolidated ~25-26%

FIRSTENERGY EEI Financial Conference November 2018 18

2018F GAAP to Operating (Non-GAAP) Earnings[1] Reconciliation

(In $M, except per share amounts)	2018 Forecast Regulated Distribution	Regulated Transmission	Corporate/ Other	FirstEnergy Consolidated
2018F Net Income (Loss) attributable to Common Stockholders (GAAP)	**$1,150 – $1,445**	**$400 – $410**	**($725) – ($580)**	**$825 – $1,275**
2018F Basic EPS (Loss Per Share) (avg. shares outstanding 490M)	**$2.35 – $2.95**	**$0.82 – $0.84**	**($1.49) – ($1.19)**	**$1.68 – $2.60**
Excluding Special Items:				
Regulatory charges	(0.21)	–	–	(0.21)
Mark-to-market adjustments – Pension/OPEB actuarial assumptions	0.32 – (0.17)	–	0.12 – (0.13)	0.44 – (0.30)
Exit of competitive generation	0.07	–	(0.22)	(0.15)
Debt redemption costs	–	–	0.21	0.21
Tax reform	0.02	–	–	0.02
Impact of full dilution to 538M shares	(0.21) – (0.26)	(0.08)	0.80 – 0.77	0.51 – 0.43
Total Special Items	**($0.01) – ($0.55)**	**($0.08)**	**$0.91 – $0.63**	**$0.82 – $0.00**
2018F Operating Earnings (Loss) Per Share – Non-GAAP (538M fully diluted shares)	**$2.34 – $2.40**	**$0.74 – $0.76**	**($0.58) – ($0.56)**	**$2.50 – $2.60**

[1] Operating earnings exclude special items as described in the reconciliation table above and is a non-GAAP financial measure.

Per share amounts for the special items above are based on the after-tax effect of each item divided by the number of shares outstanding for the period assuming full impact of dilution from the $2.5 billion equity issuance in January 2018 (538M fully diluted shares). The current and deferred income tax effect was calculated by applying the subsidiaries' statutory tax rate to the pre-tax amount if deductible/taxable. The income tax rates range from 21% to 29%.

FIRSTENERGY EEI Financial Conference November 2018 19

2019 FFO and FCF Forecast FE Consolidated ($ Millions) 2019F Cash from Operations (GAAP) $2,590 – $2,790 Working Capital (1) (25) – (55) Pension Contributions – Funds From Operations (FFO) (Non-GAAP) $2,565 – $2,735 Capital Expenditures (2,850) – (2,950) Cash Before Other Items ($285) – ($215) Working Capital/Other (2) (5) – 125 Cash Before Dividends and Equity ($290) – ($90) Dividends (820) Equity (3) – Free Cash Flow (4) (Non-GAAP) ($1,110) – ($910) (1) Working capital is included in “Changes in Current Assets and Liabilities” on the Consolidated Statements of Cash Flows (2) Primarily includes “Working Capital”, asset removal costs which is included in the Consolidated Statements of Cash Flows, NDT interest and dividend income which is included in “Purchases of Investment Securities Held in Trust” on the Consolidated Statements of Cash Flows, and non-cash stock-based compensation expense included in Form 10-K, Note 5. “Stock-Based Compensation Plans” (3) Excludes non-cash equity issuances of ~$100M through FE’s stock investment and employee benefit plans (4) Excludes cash items related to debt financing activity Funds from Operations (FFO) is a non-GAAP measure and represents cash from operations less changes in working capital and collateral plus pension trust contributions. FFO is used by management to monitor its credit metrics consistent with credit rating agencies. Free Cash Flow (FCF) is a non-GAAP measure and represents funds from operations less capital expenditures, pension trust contributions, and dividends as well as changes in collateral and working capital. FCF is used by management to evaluate the net cash flow from operations less capital and capital related investments and dividends. EEI Financial Conference November 2018 20

Financing Plan (2018-2021) Committed to maintaining investment-grade credit ratings FE Corp Regulated Distribution Year Entity Amount Purpose Year Entity Amount Purpose FE Corp Up to $628M New tax notes to FES creditors 2018F ME Up to $500M $300M at 7.7% maturing 1/15/19 2019F FE Corp Up to $1.25B $1.25B Term Loan maturing 10/17/19 JCP&L Up to $550M $300M at 7.35% maturing 2/1/19 2020F FE Corp Up to $500M $500M Term Loan maturing 10/19/20 PN $300M $125M at 6.625% maturing 4/1/19 2019F WPP $250M New Issuance Regulated Transmission PE $125M New Issuance Year Entity Amount Purpose PN $250M $250M at 5.2% maturing 4/1/20 ATSI $100M New Issuance MP $250M New Issuance 2020F 2019F FET $300M New Issuance PE $125M New Issuance MAIT $125M New Issuance CEI $175M New Issuance ATSI $100M New Issuance WPP $200M New Issuance 2020F 2021F MAIT $125M New Issuance TE $150M New Issuance ATSI $100M New Issuance Regulated Generation 2021F FET $400M New Issuance Year Entity Amount Purpose MAIT $150M New Issuance 2018F AGC Up to $60M New Issuance EEI Financial Conference November 2018 21

Pension/OPEB Overview Significant improvement in funded status projected through 2021 Qualified Pension Plan Projected Funding Status – Qualified Pension Plan ■ 2018 investment return of 0.1% (YTD 9/30/18) PBO Plan Assets 10,000 9,747 9,762 9,759 9,733 9,679 ■ $1,250M cash contributions in Jan. 2018 ■ No required contributions through 2020 9,000 – Expect a required contribution of ~$330M in 81% Funded 2021 8,000 76% Funded 76% Funded 77% Funded ■ Key assumptions 7,868 69% Funded 7,444 7,452 7,466 – ROA of 0% for 2018 and 7.5% for 2019 and 7,000 beyond 6,704 6,000 – Discount rates at year-end: 2017A 2018F 2019F 2020F 2021F – 2017A – 3.75% – Adoption of full yield curve beginning 12/31/18 EEI Financial Conference November 2018 22

Capital Expenditures Forecast Summary $11B – $12B in capital investments 2018-2021 ~55% based on formula rates Annually 2018F 2019F – 2021F FE Consolidated Total $2.9B $2.8B - $3.0B ($ Millions) 2018F 2019F 2020F 2021F Regulated Distribution $1,600 $1,600-$1,700 $1,500-$1,700 $1,500-$1,700 (~40% formula rates) Stated Rate $1,030 $960-$965 $990-$1,000 $980-$1,000 Formula Rate $570 $640-$735 $510-$700 $520-$700 Regulated Transmission $1,100 $1,200 $1,200 $1,200 (80%+ formula rates) Stated Rate $225 $255 $120 $110 Formula Rate $875 $945 $1,080 $1,090 Corp/Other $160 $85 $90 $110 EEI Financial Conference November 2018 23

Regulated Distribution Capital Plan (2018-2021) $6.2B – $6.7B in capital investments 2018-2021 $ Millions 2018F 2019F 2020F 2021F Ohio $355 $505 - $510 $480 - $545 $490 - $555 Stated 70 70 70 70 Formula 285 435 - 440 410 - 475 420 - 485 Pennsylvania $640 $590 - $595 $500 - $515 $485 - $495 Stated 405 430 430 415 Formula 235 160 - 165 70 - 85 70 - 80 New Jersey $270 $205 - $290 $205 - $315 $205 - $310 Stated 270 205 205 205 Formula - 0 - 85 0 - 110 0 - 105 West Virginia/Maryland $335 $300 - $305 $315 - $325 $320 - $340 Stated 285 255 - 260 285 - 295 290 - 310 Formula 50 45 30 30 Regulated Distribution – Total $1,600 $1,600 - $1,700 $1,500 - $1,700 $1,500 - $1,700 EEI Financial Conference November 2018 24

Regulated Distribution Rate Base Growth (2018-2021) $M $18,000 $16,000 $14,000 MD $12,000 WV $10,000 NJ $8,000 PA OH $6,000 $4,000 $2,000 $0 2018F 2019F 2020F 2021F EEI Financial Conference November 2018 25

Weather-Adjusted Distribution Deliveries 2018F-2021F Total Deliveries M MWH 2018F 2019F 2020F 2021F CAGR % Sub-Total 53.4 53.3 52.7 52.4 -0.7% Residential OH 16.8 16.9 16.7 16.7 -0.3% PA 18.6 18.1 17.8 17.8 -1.5% 2018F-2021F WV 5.4 5.7 5.7 5.6 1.0% M MWH 2018F 2019F 2020F 2021F CAGR % NJ 9.3 9.3 9.2 9.1 -0.8% MD 3.3 3.3 3.3 3.2 -0.4% Total 148.6 148.6 147.7 148.3 -0.1% 2018F-2021F OH 52.5 52.6 52.3 52.4 -0.1% M MWH 2018F 2019F 2020F 2021F CAGR % PA 52.8 51.8 51.2 51.3 -1.0% WV 15.6 16.6 17.0 17.6 4.1% Sub-Total 42.2 42.1 41.7 41.5 -0.5% NJ 20.7 20.5 20.2 20.1 -0.9% Commercial OH 15.0 15.1 15.0 14.9 -0.1% MD 7.0 7.1 7.0 6.9 -0.3% PA 12.3 12.1 12.0 11.9 -1.2% WV 3.7 3.8 3.8 3.8 1.3% NJ 9.1 9.0 8.8 8.8 -1.1% MD 2.1 2.1 2.1 2.1 0.1% Projected WV load growth CAGR 2018F-2021F M MWH 2018F 2019F 2020F 2021F CAGR % of ~4% through 2021F, primarily from Sub-Total 53.0 53.2 53.3 54.4 0.9% ~8% growth in the Industrial class Industrial OH 20.7 20.6 20.6 20.8 0.2% PA 21.9 21.6 21.4 21.6 -0.5% WV 6.5 7.1 7.5 8.2 7.9% NJ 2.3 2.2 2.2 2.2 -0.7% *Current 2018F includes weather-adjusted actuals through September with forecast for the remainder of MD 1.6 1.7 1.6 1.6 -0.5% the year EEI Financial Conference November 2018 26

Regulated Distribution Guidance Sensitivities

Estimated Impact of Annual Retail Sales Volumes	
+ / - 1% Change in Residential Deliveries	~$0.03/share
+ / - 1% Change in Commercial Deliveries	~$0.01/share
+ / - 1% Change in Industrial Deliveries	~$0.004/share

Weather Impact on Residential/Commercial Sales Volumes	
+ / - 86 HDD vs. normal (Dec-Mar)	~$0.01/share
+ / - 28 CDD vs. normal (June-Sept)	~$0.01/share

FIRSTENERGY EEI Financial Conference November 2018 27

Regulated Transmission Capital Deployment Plan WPP, MP, PE $460M | ~10% JCP&L Tx $670M | ~14% ATSI $1,710M | ~37% $4.7B Up to $1,200M CapEx per year 2018-2021 MAIT $1,700M | ~36% TrAIL Co. $160M | ~3% $ FUTURE 20B+ OPPORTUNITIES beyond 2021… EEI Financial Conference November 2018 28

Regulated Transmission Capital Plan (2018-2021) Energizing the Future Plan – Phase 2 Up to $4.7B in capital investments $ Millions 2018F 2019F 2020F 2021F ATSI $440 $445 $390 $435 TrAIL Co. 35 65 30 30 MAIT 400 435 415 450 JCP&L 110 140 245 175 WPP, MP, PE 115 115 120 110 Regulated Transmission – Total $1,100 $1,200 $1,200 $1,200 EEI Financial Conference November 2018 29

Regulated Transmission Rate Base Growth (2018-2021) $M $9,000 $8,000 $7,000 $6,000 Stated TrAIL $5,000 MAIT ATSI $4,000 $3,000 $2,000 $1,000 $0 2018F 2019F 2020F 2021F EEI Financial Conference November 2018 30

Benchmarking – Shared Services

- Accenture benchmarked each FE Shared Service function across utility peers similar in geography, revenue, assets and customers [1]
- Made further cost reductions by looking beyond utility peers for best practices, including:
  - Span of Control
  - Layers of Management
  - IT Service levels
- Overall, FE Shared Service functions benchmark in the 1st quartile against utility peers [1]


Baseline
~$1B
CES Cost Reductions
~$300M
Benchmarked Spend
~$700M
FE Tomorrow Incremental Initiatives
~$85M
Current End State Total
~1ST Quartile Performance

The level of projected operating expenses associated with our shared services organization benchmark solidly within the top quartile of our industry, and we are confident that we have the proper organization and cost structure to support our fully regulated business

(1) Benchmarks were derived from a variety of sources including: Accenture, Gartner, APQC, Major, Lindsey & Africa (MLA), and the Security Executive Council

FIRSTENERGY EEI Financial Conference November 2018 31

Benchmarking – Distribution Distribution Capital Investment (1) Distribution O&M (1) Measure Rank Measure Rank Per Circuit Mile 4 / 15 Per Circuit Mile 4 / 15 Per Customer 5 / 15 Per Customer 7 / 15 Per Substation 2 / 15 Per Substation 2 / 15 Per Pole 4 / 15 Per Pole 4 / 15 FE continues to have significant investment O&M costs of the Distribution system support opportunities in the Distribution system as a 1st FE as 1st and 2nd quartile performers compared and 2nd quartile performer compared to peers to peers (1) 2017 Transmission & Distribution Benchmarking by First Quartile Consulting EEI Financial Conference November 2018 32

Tax Cuts & Jobs Act Status Jurisdiction Change in Tax Rate Excess Deferred Income Taxes Ohio ✓ Stipulation filed with PUCO November 2018 Pennsylvania ✓ Order to pass on savings to customers Deferring impact while settlement New Jersey Awaiting final order; Interim rates in effect discussions in progress ✓ Order to defer Excess ADIT savings until West Virginia ✓ Order to pass on savings to customers addressed in future proceeding Maryland Deferring impact until order issued in pending base rate case ✓ Rates will adjust with normal annual Deferring impact while awaiting further FERC – Formula Rates update/true-up process guidance Deferring impact while awaiting final order; Deferring impact while awaiting further FERC – WPP,MP,PE 6.7% reduction proposed guidance FERC – JCP&L ✓ Settlement fully addressed tax reform for duration of current stated rate EEI Financial Conference November 2018 33

Regulatory Calendar Jurisdiction Key Dates OHIO • PUCO decision on Grid Mod (DPM) /TCJA Settlement (expected)………………………….…………………4Q 2018/1Q 2019 • Distribution Modernization Rider extension filing…………………………………………................................. February 1, 2019 • Base Rate Case freeze ends……………………………………………………………………….………....................... May 2024 PENNSYLVANIA • Earliest Base Rate Case filing can be made………………………………………………………………………….. January 2019 NEW JERSEY • BPU “JCP&L Reliability Plus” infrastructure investment plan decision (expected)….………......................................1Q 2019 MARYLAND • Potomac Edison Base Rate Case hearing…….…………………................................................................. January 22, 2019 • Potomac Edison Base Rate Case final order…………………........................................................................ March 23, 2019 FERC • NJ Transmission Formula Rate Filing……………………………………………………………………. September/October 2019 EEI Financial Conference November 2018 34

FirstEnergy Investor Relations Contacts Irene M. Prezelj, Vice President Gina E. Caskey, Senior Advisor prezelji@FirstEnergyCorp.com caskeyg@FirstEnergyCorp.com 330-384-3859 330-761-4185 Jake M. Mackin, Consultant mackinj@FirstEnergyCorp.com 330-384-4829 For our e-mail distribution list, please contact: Linda M. Nemeth, Executive Assistant to Vice President nemethl@FirstEnergyCorp.com 330-384-2509 Shareholder Inquiries: Shareholder Services (American Stock Transfer and Trust Company, LLC) firstenergy@amstock.com 1-800-736-3402 EEI Financial Conference November 2018 35